EXHIBIT 10.37(d)
                                SECOND AMENDMENT
                                       TO
                         HYDROCARBON EXCHANGE AGREEMENT

        Reference for all purposes is hereby made to that certain Hydrocarbon Exchange Agreement dated September 25, 1992, by and between ENRON OIL & GAS COMPANY, a Delaware corporation ("EOG") to CACTUS HYDROCARBON 1992-A LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is 1400 Smith Street, P.O. Box 1188, Houston, Texas 77251-1188 ("Cactus"), as amended by that certain First Amendment to Hydrocarbon Exchange Agreement (the "Exchange Agreement"), dated effective April 1, 1993, pertaining to certain Hydrocarbons, which Exchange Agreement is recorded as set forth on Exhibit C hereto.

        WHEREAS, EOG and Cactus desire to amend the Exchange Agreement as hereinafter set forth as of July 1, 1993 (the "Effective Date") to release certain oil and gas leases, wells and related interests as sources of supply from the Exchange Agreement and to add certain additional oil and gas leases, wells and related interests as sources of supply and to make other changes as provided herein:

        NOW, THEREFORE, for and in consideration of the premises and of the sum of Ten Dollars and no/100ths ($10.00) and other good and valuable consideration, cash in hand paid to EOG by Cactus, EOG and Cactus do hereby amend the Exchange Agreement as follows:

        1. Capitalized terms as used herein shall have the meanings given to them in the Exchange Agreement unless otherwise defined herein.

        2. Exhibit A to the Exchange Agreement is hereby amended by deleting those oil and gas leases and related interests set forth on Exhibit A-1 hereto and those wells set forth on Exhibit A-2 hereto and adding those oil and gas leases and related interests set forth on Exhibit B-1 hereto and those wells set forth on Exhibit B-2 hereto.

        3. Except as expressly amended hereby, the Exchange Agreement shall remain in full force and effect as heretofore entered into and amended. EOG and Cactus ratify and confirm the Exchange Agreement as hereby amended.

        4. This instrument is being executed in several counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

        WITNESS THE EXECUTION HEREOF, this 24th day of September 1993, to be effective as of the Effective Date.

                                             EOG:

WITNESSES:                                   ENRON OIL & GAS COMPANY


/s/ CINDY WALTON                             By:    /s/ G.E. UTHLANT
    Cindy WALTON                             Name:      G.E. Uthlant
                                             Title:     Senior Vice President
/s/ MARY NELL BROWNING
    Mary Nell Browning


                                             Cactus:

WITNESSES:                                   CACTUS HYDROCARBON 1992-A LIMITED
                                             PARTNERSHIP


/s/  MARY NELL BROWNING                      By:    Enron Big Piney Corp.
     Mary Nell Browning                             General Partner

                                             By: /s/ ANDREW S. FASTOW
/s/  DEBORAH KORKMAS                         Name:   Andrew S. Fastow
     Deborah Korkmas                         Title:  Vice President


EXHIBIT "A-1"         -      Description of Deleted Leases
EXHIBIT "A-2"         -      Description of Deleted Wells
EXHIBIT "B-1"         -      Description of Added Leases
EXHIBIT "B-2"         -      Description of Added Wells
EXHIBIT "C"           -      Recordation Schedule - Hydrocarbon Exchange
                             Agreement and First Amendment to Hydrocarbon
                             Exchange Agreement

STATE OF TEXAS               ss.
                             ss.
COUNTY OF HARRIS             ss.

        On this 29th day of September, 1993, before me, the undersigned Notary Public in and for the state of Texas, personally appeared G.E. Uthlant, to me personally known, who being by me duly sworn, did say that he is the Senior Vice President of ENRON OIL & GAS COMPANY, a Delaware corporation, and that the instrument was signed in behalf of the corporation by authority of its Board of Directors and that he acknowledged the instrument to be the free act and deed of the corporation.

                                    /s/ SUSAN LOUISE W. WADLE
                                        Susan Louise W. Wadle
                                        NOTARY PUBLIC, IN AND FOR
                                        STATE OF TEXAS

                                        Printed Name of Notary

STATE OF TEXAS               ss.
                             ss.
COUNTY OF HARRIS             ss.

        On this 29th day of September, 1993, before me, the undersigned Notary Public in and for the State of Texas, personally appeared Andrew S. Faston to me personally known, who being by me duly sworn, did say that he is the Vice President of Enron Big Piney Corp., General Partner of CACTUS HYDROCARBON 1992-A LIMITED PARTNERSHIP, a Delaware limited partnership, and that the instrument was signed on behalf of said corporation, acting as General Partner of said limited partnership and the he acknowledged the instrument to be the free act and deed of the limited partnership.

                                    /s/ SUSAN LOUISE W. WADLE
                                        Susan Louise W. Wadle
                                        NOTARY PUBLIC, IN AND FOR
                                        THE STATE OF TEXAS

                                        Printed Name of Notary

                                  EXHIBIT A-1

               Attached to and made a part of that certain Second Amendment to Hydrocarbon Exchange Agreement effective as of the 1st day of July, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                                 DELETED LEASES

                            SUBLETTE COUNTY, WYOMING
 ENRON                                                                                      LEASE
LEASE NO.       LESSOR                  LEGAL DESCRIPTION                      DATE       RECORDING
- ---------       ------                  -----------------                      ----       ---------
50427-000      W-05527       TOWNSHIP 26 NORTH, RANGE 112 WEST, 6TH P.M.      2/1/59     Not Recorded

                             Section 22: NE/4NE/4, SE/4, S/2NE/4
                             Section 23: NW/4NW/4, SW/4NW/4,3 E/2NW/4, SW/4
                             Limited to only the Frontier formation under said lands.

                                  EXHIBIT A-2

               Attached to and made a part of that certain Second Amendment to Hydrocarbon Exchange Agreement effective as of the 1st day of July, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                                               DELETED WELLS

                                          LINCOLN COUNTY, WYOMING

WELL NAME          WELL NUMBER           LEGAL DESCRIPTION                   WI BPO       NRI BPO     WI APO       NRI APO
- ---------          -----------           -----------------                   ------       -------     ------       -------
Fontenelle 11-3    0912100001      TOWNSHIP 26 NORTH, RANGE 112 WEST        .0170308     .0148326    .0195606     .0161375
                                   6TH P.M.
                                   Section 36: NW/4NW/4
                                   Formation:  Consl. Frontier ABCD

Fontenelle 12-03   0912200001      TOWNSHIP 25 NORTH, RANGE 112 WEST        .0134239     .0118418    .0195606     .0161375
                                   6TH P.M.
                                   Section 3: SW/4NW/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 13-11   0912300001      TOWNSHIP 25 NORTH, RANGE 112 WEST        .0134239     .0118418    .0195606     .0161375
                                   6TH P.M.
                                   Section 11: NW/4SW/4
                                   Formation Consl. Frontier ABCD

Fontenelle 13-24   0912400001      TOWNSHIP 26 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195597     .0184859
                                   6TH P.M.
                                   Section 24: NW/4SW/4
                                   Formation Consl. Frontier ABCD

Fontenelle 13-34   0012400001      TOWNSHIP 26 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195597     .0184859
                                   6TH P.M.
                                   Section 34: NW/4SW/4
                                   Formation Consl. Frontier ABCD

Fontenelle 14-01   0912500001      TOWNSHIP 25 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 1: SW/4SW/4
                                   Formation Consl. Frontier ABCD

Fontenelle 14-02   0912600001      TOWNSHIP 25 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 2: SW/4SW/4
                                   Formation Consl. Frontier ABCD

Fontenelle 14-04   0912800001      TOWNSHIP 25 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 4: SW/4NW/4
                                   Formation Consl. Frontier ABCD

Fontenelle 14-06   0912900001      TOWNSHIP 25 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 6: Lot 7
                                   Formation Consl. Frontier ABCD

Fontenelle 14-27   0912700001      TOWNSHIP 26 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 27: SW/4SW/4
                                   Formation Consl. Frontier ABCD

Fontenelle 22-36   0913100001      TOWNSHIP 26 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 36: SE/4NW/4
                                   Formation Consl. Frontier ABCD

Fontenelle 23-07F  0913400001      TOWNSHIP 25 NORTH, RANGE 111 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 7: NE/4SW/4
                                   Formation Consl. Frontier ABCD

Fontenelle 23-25   0913200001      TOWNSHIP 26 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 25: NE/4SW/4
                                   Formation Consl. Frontier ABCD

Fontenelle 23-33   0913300001      TOWNSHIP 26 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 33: Lot 7
                                   Formation Consl. Frontier ABCD

Fontenelle 31-04   0913500001      TOWNSHIP 25 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 4: NW/4NE/4
                                   Formation Consl. Frontier ABCD

Fontenelle 31-05   0913600001      TOWNSHIP 25 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 4: NW/4NE/4
                                   Formation Consl. Frontier ABCD

Fontenelle 31-06F  0913700001      TOWNSHIP 25 NORTH, RANGE 111 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 6: NW/4NE/4
                                   Formation Consl. Frontier ABCD

Fontenelle 32-10   0913800001      TOWNSHIP 25 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 10: SW/4NE/4
                                   Formation Consl. Frontier ABCD

Fontenelle 33-04   0914100001      TOWNSHIP 25 NORTH, RANGE 112 WEST        .0148326      .0148326   .0195606     .0161375
                                   6TH P.M.
                                   Section 4: NW/4SE/4
                                   Formation Consl. Frontier ABCD

Fontenelle 33-12   0128800001      TOWNSHIP 15 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 12: NW/4SE/4
                                   Formation Consl. Frontier ABCD

Fontenelle 33-13   0913900001      TOWNSHIP 25 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 13: NW/4SE/4
                                   Formation Consl. Frontier ABCD

Fontenelle 33-24   0914000001      TOWNSHIP 26 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 25: NW/4SE/4
                                   Formation Consl. Frontier ABCD

Fontenelle 34-03   0914000001      TOWNSHIP 15 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 3: SW/4SE/4
                                   Formation Consl. Frontier ABCD

Fontenelle 34-09   0914500001      TOWNSHIP 25 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606     .0161375
                                   6TH P.M.
                                   Section 9: SW/4SE/4
                                   Formation Consl. Frontier ABCD

Fontenelle 34-23   0914200001      TOWNSHIP 26 NORTH, RANGE 111 WEST        .0134239      .0118418   .0195606      .0161375
                                   6TH P.M.
                                   Section 23: SW/4SE/4
                                   Formation Consl. Frontier ABCD

Fontenelle 34-28   0914300001      TOWNSHIP 26 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606       .0161375
                                   6TH P.M.
                                   Section 28: Lot 9
                                   Formation Consl. Frontier ABCD

Fontenelle 41-09   0914900001      TOWNSHIP 25 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606       .0161375
                                   6TH P.M.
                                   Section 9: NE/4NE/4
                                   Formation Consl. Frontier ABCD

Fontenelle 41-24   0914600001      TOWNSHIP 26 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606       .0161375
                                   6TH P.M.
                                   Section 24: Lot 1
                                   Formation Consl. Frontier ABCD

Fontenelle 41-26   0914800001      TOWNSHIP 26 NORTH, RANGE 112 WEST        .0134239      .0118418   .0195606       .0161375
                                   6TH P.M.
                                   Section 36: Lot 1
                                   Formation Consl. Frontier ABCD

                                  EXHIBIT B-1

               Attached to and made a part of that certain Second Amendment to Hydrocarbon Exchange Agreement effective as of the 1st day of July, 1993 between Enron Oil & Gas Company ("EOG) as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                                  ADDED LEASES

                            LINCOLN COUNTY, WYOMING
 ENRON
LEASE NO.       LESSOR              LEGAL DESCRIPTION                 DATE       RECORDED
- ---------       ------              -----------------                 ----       --------
75237-000      ST of WY      TOWNSHIP 26 NORTH, RANGE 112 WEST,      2/2/86     Book 236 PR,
               86-00117      6TH P.M.                                           Page 170
                             Section 16: NW/4, NW/4NE/4,
                             S/2NE/4,S1/2


                                  EXHIBIT B-2

               Attached to and made a part of that certain Second Amendment to Hydrocarbon Exchange Agreement effective as of the 1st day of July, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                                  ADDED WELLS

                            LINCOLN COUNTY, WYOMING

  WELL NAME           WELL NUMBER                LEGAL DESCRIPTION              WI BPO   NRI BPO      WI APO   NRI APO
  ---------           -----------                -----------------              ------   -------      ------   -------
Spur Canyon #1        0236940001            TOWNSHIP 26 NORTH, RANGE 112 WEST     100%     75%          100%      75%
                                            6TH P.M.
                                            Section 16: NE/4NW/4

West Stead
Canyon #22-16         0240000001            TOWNSHIP 26 NORTH, RANGE 112 WEST     100%     75%          100%      75%
                                            6TH P.M.
                                            Section 16: SW/4NE/4

                                   EXHIBIT C

        Attached to and made a part of that certain Second Amendment to Hydrocarbon Exchange Agreement effective as of the 1st day of May, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

          DOCUMENT                    FILING ENTITY         RECORDING REFERENCE
          --------                    -------------         -------------------
Hydrocarbon Exchange Agreement       Lincoln County        Book 318 PR, Page 1
dated September 25, 1992 between                           File No. 755520
EOG and Cactus                                             October 8, 1992

                                     Sublette County       Book 90 O&G, Page 224
                                                           File No. 238876
                                                           October 2, 1992

First Amendment to Hydrocarbon       Lincoln County        Book 330 PR, Page 39
Exchange Agreement dated                                   File No. 765868
effective April 1, 1993 between                            June 4, 1993

                                     Sublette County       Book 92 O&G, Page 333
                                                           File No. 241741
                                                           May 28, 1993